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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the use in this Registration Statement on Form S-4 for CFW Communications Company of our report dated February 19, 1999 relating to the consolidated financial statements of R & B Communications, Inc. and subsidiaries.




/s/ PHIBBS, BURKHOLDER, GEISERT AND HUFFMAN, LLP

Harrisonburg, VA
August 7, 2000